                                                                     EXHIBIT 24


                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Robert N. Clay, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                          /s/ Robert N. Clay
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, William G. Copeland, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                        /s/ William G. Copeland
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, George A. Davidson, Jr., a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint
Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                      /s/ George A. Davidson, Jr.
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Dianna L. Green, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                          /s/ Dianna L. Green
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Carl G. Grefenstette, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                        /s/ C. G. Grefenstette
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Thomas Marshall, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                          /s/ Thomas Marshall
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, W. Craig McClelland, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                        /s/ W. Craig McClelland
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Donald I. Moritz, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                          /s/ Donald I. Moritz
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Jackson H. Randolph, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                        /s/ Jackson H. Randolph
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Roderic H. Ross, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                          /s/ Roderic H. Ross
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Vincent A. Sarni, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                         /s/ Vincent A. Sarni
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Richard P. Simmons, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.

                                        /s/ Richard P. Simmons
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Thomas J. Usher, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                          /s/ Thomas J. Usher
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Milton A. Washington, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                       /s/ Milton A. Washington
                                     ----------------------------
                                              Signature

                              POWER OF ATTORNEY


                       (SEC Annual Report on Form 10-K)


        I, Helge H. Wehmeier, a Director of PNC Bank Corp., a Pennsylvania corporation (the "Corporation"), do hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or any of them, with full power of substitution, my true and lawful attorneys-in-fact to execute in my name, place and stead, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

        And I do hereby ratify and confirm all that said attorneys or attorney, or any substitute, shall lawfully do or cause to be done by virtue hereof.


                                          /s/ H. H. Wehmeier
                                     ----------------------------
                                              Signature